SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 28, 1999

CLEVELAND-CLIFFS INC
—————————————————————————————————————————— —————— (Exact name of registrant as specified in its charter)

OHIO	1-8944	34-1464672

(State or other jurisdiction	(Commission	(IRS Employer

of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216-694-5700)

—————————————————————————————————————————— —————— (Former name or former address, if changed since last report)

ITEM 5.	Other Events.

Cleveland-Cliffs Inc published a News Release on December 28, 1999 with respect to Outlook for 2000.

ITEM 7.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

Exhibit
Number	Exhibit

99(a)	Cleveland-Cliffs Inc News Release	Filed

	published on December 28, 1999	Herewith

with respect to Outlook for 2000.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By: /s/ C. B. Bezik

Name: C. B. Bezik

Title: Senior Vice President-Finance

Dated: December 30, 1999

INDEX TO EXHIBITS

Exhibit
Number	Exhibit

99(a)	Cleveland-Cliffs Inc News Release	Filed

	published on December 28, 1999	Herewith

with respect to Outlook for 2000.

3